SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

INTUITIVE SURGICAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INTUITIVE SURGICAL, INC.

950 Kifer Road

Sunnyvale, California 94086

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2004

TO THE STOCKHOLDERS OF INTUITIVE SURGICAL, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Intuitive Surgical, Inc. will be held at The Four Points Sheraton, 1250 Lakeside Drive, Sunnyvale, California 94085, on Friday, May 21, 2004, at 2:00 p.m., Pacific time, for the following purposes:

•	to elect two Class I members of the Board of Directors to serve until the 2007 annual meeting of stockholders; and

•	to transact any other business which is properly brought before the meeting or any adjournment or postponement thereof.

Please refer to the attached proxy statement, which forms a part of this Notice and is incorporated herein by reference, for further information with respect to the business to be transacted at the annual meeting.

Stockholders of record at the close of business on April 5, 2004 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. The Board of Directors of Intuitive Surgical unanimously recommends that you vote “FOR” the nominees to the Board of Directors listed in the attached proxy statement.

The presence, in person or by proxy, of shares of Intuitive Surgical common stock representing a majority of shares of Intuitive Surgical common stock issued and outstanding on the record date will be required to establish a quorum at the annual meeting. The candidates for director receiving the highest number of votes, up to the number of directors to be elected, will be elected to Intuitive Surgical’s Board of Directors.

Your vote is important. Please sign, date and return the enclosed proxy card as soon as possible to make sure that your shares are represented at the annual meeting. If you are a stockholder of record of Intuitive Surgical common stock, you also may cast your vote in person at the annual meeting. If your shares are held in an account at a brokerage firm or bank, you should instruct it on how to vote your shares.

By Order of the Board of Directors

/s/ Lonnie M. Smith

Lonnie M. Smith

President, Chief Executive Officer and

Chairman of the Board

Sunnyvale, California

April 9, 2004

Please note that attendance at the annual meeting will be limited to stockholders as of the record date, or their authorized representatives, and guests of Intuitive Surgical.

INTUITIVE SURGICAL, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

MAY 21, 2004

INTRODUCTION

General

This proxy statement is furnished to our stockholders in connection with the solicitation of proxies for use at our annual meeting of stockholders to be held on May 21, 2004 at 2:00 p.m., Pacific time, for the purposes of:

•	electing two Class I members of the Board of Directors to serve until the 2007 annual meeting of stockholders; and

•	transacting any other business which is properly brought before the meeting or any adjournment or postponement thereof.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2003 and this proxy statement and accompanying proxy card will be first mailed to stockholders on or about April 15, 2004.

This solicitation is made on behalf of our Board of Directors and we will pay the costs of solicitation. Our directors, officers and employees may also solicit proxies by telephone, telegraph, fax or personal interview. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to our stockholders. We have retained Computershare Trust Co. to assist in the solicitation of proxies with respect to shares of our common stock held of record by brokers, nominees and institutions for a customary fee not to exceed $3,000.

Our principal executive offices are located at 950 Kifer Road, Sunnyvale, California 94086, telephone (408) 523-2100.

Shares Entitled to Vote and Required Vote

Our outstanding common stock constitutes the only class of securities entitled to vote at the annual meeting. Stockholders of record of the common stock at the close of business on April 5, 2004 are entitled to notice of, and to vote at, the annual meeting. A list of our stockholders will be available for review at our principal executive offices during regular business hours for a period of 10 days prior to the annual meeting. As of March 31, 2004, 33,502,943 shares of our common stock were issued and outstanding. The presence at the meeting, in person or by proxy, of a majority of the shares of the common stock issued and outstanding on April 5, 2004 will constitute a quorum. Each share of common stock is entitled to one vote.

Voting Procedures

A proxy card is enclosed for your use. We ask that you complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid if you mail it in the United States.

You have choices on the matter to be voted upon at the annual meeting. By checking the appropriate box on your proxy card you may:

•	vote for the director nominees; or

•	withhold authority to vote for some or all of the director nominees.

Unless there are different instructions on the proxy, all shares represented by valid proxies (and not revoked before they are voted) will be voted at the meeting FOR the election of the director nominees listed in Proposal No. 1. With respect to any other business which may properly come before the annual meeting and be submitted to a vote of stockholders, proxies will be voted in accordance with the best judgment of the designated proxy holders.

Shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Broker non-votes are not deemed to be entitled to vote for purposes of determining whether stockholder approval of a matter has been obtained. As a result, broker non-votes are not included in the tabulation of voting results on any proposal. The director nominees will be elected by a plurality of the votes of the shares present or represented by proxy at the meeting and entitled to vote on the election of a director.

Stockholders of record may vote by either completing and returning the enclosed proxy card prior to the meeting, voting in person at the meeting, or submitting a signed proxy card at the meeting.

Your vote is important. Accordingly, please complete, sign, date and return the accompanying proxy card whether or not you plan to attend the annual meeting in person.

You may revoke your proxy at any time before it is actually voted at the meeting by:

•	delivering written notice of revocation to our Secretary at 950 Kifer Road, Sunnyvale, California 94086;

•	submitting a later dated proxy; or

•	attending the meeting and voting in person.

Your attendance at the meeting will not, by itself, constitute revocation of your proxy. You may also be represented by another person present at the meeting by executing a form of proxy designating that person to act on your behalf. Shares may only be voted by or on behalf of the record holder of shares as indicated in our stock transfer records. If you are a beneficial stockholder but your shares are held of record by another person, such as a stock brokerage firm or bank, that person must vote the shares as the record holders in accordance with the beneficial holder’s instructions.

All votes cast at the meeting will be tabulated by the persons appointed by us to act as inspectors of election for the meeting.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

General Information

The Board of Directors currently consists of eight members, divided into three classes. Two Class I directors are to be elected at the annual meeting to serve a three-year term expiring at the 2007 annual meeting of stockholders or until a successor has been elected and qualified. Scott S. Halsted has advised us of his intention not to stand for re-election to the Board of Directors at the end of his current term expiring at the annual meeting. The remaining five directors will continue to serve their respective terms.

Alan J. Levy, Ph.D. and Eric H. Halvorson have been nominated by the Board of Directors to serve as Class I directors.

Shares represented by the accompanying proxy will be voted for the election of the nominees recommended by the Board of Directors unless the proxy is marked in such a manner so as to withhold authority to vote. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

The names of the nominees and directors, their ages as of March 31, 2004 and certain other information about them are set forth below:

Name of Nominee or Director	Age	Principal Occupation	Director Since
Scott S. Halsted(1)(2)	44	General Partner, Morgan Stanley Dean Witter Venture Partners	1997
Alan J. Levy, Ph.D.(2)(3)	66	President and Chief Executive Officer of Northstar Neuroscience, Inc.	2000
Robert W. Duggan	59	President, Robert Duggan & Associates	2003
Eric H. Halvorson(1)(3)	54	President and Chief Executive Officer, The Thomas Kinkade Company	2003
Lonnie M. Smith	59	President, Chief Executive Officer and Chairman of the Board of Intuitive Surgical, Inc.	1996
Richard J. Kramer(1)	61	President, R.J. Kramer Associates	2000
William J. Mercer	55	Founder and Managing Member, Avocet Ventures, LLC	2004
William C. Meyers, M.D.	54	Dean of Clinical Affairs and Chairman of the Department of Surgery, Drexel University College of Medicine	2004

(1)member of audit committee

(2)member of compensation committee

(3)member of governance and nominating committee

The principal occupations and positions for at least the past five years of the director nominees named above are as follows:

Nominees for Election for a Three-Year Term Expiring at the 2007 Annual Meeting of Stockholders

Alan J. Levy, Ph.D. has been a member of our Board of Directors since February 2000. Dr. Levy has been President, Chief Executive Officer and a member of the Board of Directors of Northstar Neuroscience, Inc., a

biotechnology company he co-founded since 1999. From 1993 to 1998, Dr. Levy served as President and Chief Executive Officer of Heartstream, Inc., a medical device company that was acquired by Hewlett-Packard in 1998. Prior to joining Heartstream, he was President of Heart Technology, Inc., a medical device company that was acquired by Boston Scientific in 1995. Before joining Heart Technology, Dr. Levy was Vice President of Research and New Business Development and a member of the board of Ethicon, a division of Johnson & Johnson. Dr. Levy holds a B.S. in chemistry from City University of New York and a Ph.D. in organic chemistry from Purdue University.

Eric H. Halvorson has been a member of our Board of Directors since our acquisition of Computer Motion in June 2003. Mr. Halvorson joined Computer Motion in July 2002 as a member of its Board of Directors. Since June 2003, Mr. Halvorson has been the President and Chief Executive Officer of The Thomas Kinkade Company, formerly Media Arts Group, Inc., an art publishing company. From 2000 to 2003, Mr. Halvorson was a Visiting Professor of Business Law and Accounting at Pepperdine University in Malibu, California, where he taught classes in Business Law, Business Ethics and Financial Accounting. Before teaching at Pepperdine, he was the Executive Vice President and Chief Operating Officer at Salem Communications Corporation from 1995 to 2000. Prior to becoming Chief Operating Officer, he was Vice President and General Counsel for 10 years. Mr. Halvorson is currently a director of Salem Communications Corp. Mr. Halvorson was a partner at Godfrey and Kahn, a law firm based in Milwaukee, Wisconsin from 1976 until 1985. Mr. Halvorson is a Certified Public Accountant and holds a B.S. in Accounting from Bob Jones University and a J.D. from Duke University School of Law.

Class II Director Continuing in Office until the 2005 Annual Meeting of Stockholders

Robert W. Duggan has been a member of our Board of Directors since our acquisition of Computer Motion in June 2003. Prior to our acquisition of Computer Motion, Mr. Duggan had been Chairman of the Board of Directors of Computer Motion since 1990 and Chief Executive Officer since 1997. Mr. Duggan has been a private venture investor for more than 25 years and has participated as a director of, investor in and advisor to numerous small and large businesses in the medical products, computer technologies, consumer retail goods and outdoor media communication industries. Mr. Duggan has also assisted in corporate planning, capital formation and management for his various investments. He received the Congressman’s Medal of Merit and in year 2000 he was named a Knight of the Legion of Honor by President Chirac of the French government. He is a member of the University of California at Santa Barbara Foundation Board of Trustees.

William J. Mercer joined our Board of Directors in March 2004. Mr. Mercer is the Founder and Managing Member of Avocet Ventures, LLC, a private equity investment firm. Prior to his current position, Mr. Mercer served as Managing Partner of Aberdeen Strategic Capital, LP, a private equity firm. From 1996 through 1999, Mr. Mercer was the President and Chief Executive Officer, and director, of ALARIS Medical, Inc., a manufacturer of advanced medical instruments and devices. From 1995 through 1996, Mr. Mercer was the President and Chief Executive Officer, and director, of IVAC Medical Systems, Inc., an infusion therapy and patient monitoring company. Prior to that, Mr. Mercer spent over 17 years, primarily in medical imaging, with Mallinckrodt, Inc., a global healthcare company. Mr. Mercer serves on the boards of Invitrogen Corporation, a molecular biology and cell culture company, and Rotech Healthcare, Inc., a respiratory therapy and durable medical equipment services company. Mr. Mercer holds a B.S. in Zoology from North Carolina State University and a certificate from the Advanced Management Program of Harvard Business School.

William C. Meyers, M.D. joined our Board of Directors in March 2004. Dr. Meyers is currently the Dean of Clinical Affairs and Chairman of the Department of Surgery at Drexel University College of Medicine, with which he has been associated since January 2001. Prior to his current academic appointment, Dr. Meyers was the Surgeon-in-Chief for UMASS Health System between 1996 and 2001. Prior to that position, Dr. Meyers was Professor of Surgery with Duke University Medical Center for 21 years. Dr. Meyers holds a B.S. in History of Science from Harvard University, and an M.D. from Columbia College of Physicians and Surgeons, and completed his Surgery Residency Program at Duke in 1983. He then served in various capacities through 1996, including Chief of General Surgery, Chief of Gastrointestinal surgery, and Director of Liver Transplantation. Dr. Meyers holds an MBA from the University of Pennsylvania/Wharton Business School.

Class III Directors Continuing in Office until the 2006 Annual Meeting of Stockholders

Lonnie M. Smith has been our President and Chief Executive Officer since May 1997 and has served as a member of our Board of Directors since December 1996 and has served as our Chairman of the Board of Directors since April 2003. From 1977 until joining Intuitive Surgical, Mr. Smith was with Hillenbrand Industries, Inc., a public holding company, serving as the Senior Executive Vice President, a member of the Office of the President, and director since 1982, as Executive Vice President of American Tourister, Inc., from 1978 to 1982, and as a Senior Vice President of Corporate Planning from 1977 to 1978. Mr. Smith has also held positions with The Boston Consulting Group and IBM. Mr. Smith currently serves as a director of Biosite Diagnostics, Inc. Mr. Smith holds a B.S.E.E. from Utah State University and an M.B.A. from Harvard Business School.

Richard J. Kramer has been a member of our Board of Directors since February 2000. Mr. Kramer is President of R.J. Kramer Associates, a healthcare consulting firm he founded in January 2001. From 1989 to 2000, he served as the President and Chief Executive Officer of Catholic Healthcare West, operating 48 hospitals in the western United States. From 1982 to 1989, Mr. Kramer was Executive Vice President of Allina Health, the largest integrated health care system in Minnesota. Mr. Kramer received a B.S. in Rehabilitation Education from Pennsylvania State University, an M.S. in Rehabilitation Counseling from Syracuse University and an M.S. in Hospital and Health Care Administration from the University of Minnesota.

Class I Director Not Standing for Re-election at 2004 Annual Meeting of Stockholders

Scott S. Halsted has been a member of our Board of Directors since March 1997. Mr. Halsted joined Morgan Stanley in 1987, and has been a general partner at Morgan Stanley Dean Witter Venture Partners since 1997. Mr. Halsted currently serves as a director of several private healthcare companies. Mr. Halsted holds A.B. and B.E. degrees in Biochemical Engineering from Dartmouth College and an M.M. degree from Northwestern University.

Director Compensation

Non-employee directors currently receive $2,000 for each board meeting they attend in person and $500 for each meeting they attend telephonically. Committee members currently receive $500 for each in person or telephonic meeting they attend. Effective with the annual meeting, non-employee directors will receive an annual fee of $10,000 payable in equal quarterly installments for their services, in addition to $2,500 for each board meeting they attend in person and $500 for each meeting they attend telephonically. Committee members will receive $500 for each committee meeting they attend on a day other than a day on which a board meeting is held.

Pursuant to our 2000 Non-Employee Directors’ Stock Option Plan, non-employee directors receive (1) an initial option to purchase 15,000 shares of common stock, (2) 7,500 shares of common stock at each annual meeting and (3) committee chairs receive an additional option to purchase 2,500 shares of common stock at each annual meeting.

Committees of the Board of Directors

During 2003, our Board of Directors held five meetings and each director attended at least 75% of those meetings except Scott S. Halsted who attended three of the five meetings. Our Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Governance and Nominating Committee.

The Audit Committee has responsibility for reviewing and making recommendations regarding our employment of independent accountants, the annual audit of our financial statements, and our internal controls, accounting practices and policies. The members of the Audit Committee are Scott S. Halsted, Richard J. Kramer and Eric H. Halvorson. In 2003, the Audit Committee met ten times and each current member of the Audit Committee attended at least 75% of those meetings. The Board of Directors adopted a new charter for the Audit Committee on July 21, 2003. A copy of the charter is attached as Annex A to this proxy statement.

The Compensation Committee has responsibility for determining the nature and amount of compensation for our management and for administering our employee benefit plans. The members of the Compensation Committee are Alan J. Levy, Ph.D. and Scott S. Halsted. In 2003, the Compensation Committee met four times and each current member of the Compensation Committee attended all of those meetings.

The Governance and Nominating Committee has responsibility for matters relating to the corporate governance of our company and the nomination of members of the board and committees thereof. The members of the Governance and Nominating Committee are Alan J. Levy, Ph.D. and Eric H. Halvorson, each an independent director as defined by the listing standards of the Nasdaq National Market. In 2003, the Governance and Nominating Committee met two times and each current member of the Governance and Nominating Committee attended all of those meetings. The Board of Directors adopted a new charter for the Governance and Nominating Committee on August 15, 2003. A copy of the charter is attached as Annex B to this proxy statement.

Nomination Process

The Governance and Nominating Committee identifies director nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members with skills and experience that are relevant to our business and are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or the Committee or Board of Directors decides not to re-nominate a member for re-election, the Committee identifies the desired skills and experience of a new nominee consistent with the Committee’s criteria for Board of Directors service. Current members of the Board of Directors and management are polled for their recommendations. Research may also be performed or third parties retained to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate potential nominees; however, we may in the future choose to do so.

The Governance and Nominating Committee will consider nominees recommended by stockholders, and any such recommendations should be forwarded to the Governance and Nominating Committee in writing at our executive offices as identified in this proxy statement. Such recommendations should include the following information:

•	such information as may be reasonably necessary to determine whether the recommended director candidate is independent from the security holder that has recommended the candidate;

•	such information as may be reasonably necessary to determine whether the director candidate is qualified to serve on the Audit Committee; and

•	such information as may be reasonably necessary to determine whether the director candidate meets the independence standards of the Nasdaq National Market.

We will also request such other information as may reasonably be required to determine whether each person recommended by a security holder meets the criteria listed below and to enable us to make appropriate disclosures to the security holders entitled to vote in the election of directors. Any recommendations received from stockholders will be evaluated in the same manner as potential nominees suggested by board members, management or other parties.

The Governance and Nominating Committee evaluates director candidates based upon a number of criteria, including:

•	commitment to promoting the long term interests of our company’s security holders and independence from any particular constituency;

•	professional and personal reputations that are consistent with our values;

•	broad general business experience and acumen, which may include experience in management, finance, marketing and accounting, across a broad range of industries with particular emphasis on healthcare and medical device industries, along with experience operating at a policy-making level in an appropriate business, financial, governmental, educational, non-profit, technological or global field;

•	a high level of personal and professional integrity;

•	adequate time to devote attention to the affairs of the company;

•	such other attributes, including independence, relevant in constituting a board that also satisfies the requirements imposed by the Securities and Exchange Commission and the Nasdaq National Market; and

•	board balance in light of our company’s current and anticipated needs and the attributes of the other directors and executives.

Security Holder Communication with Board Members

Any holder of our securities may contact the Board of Directors or a specified individual director by writing to the attention of the Board of Directors or a specified individual director and sending such communication to our investor relations department at our executive offices as identified in this proxy statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate:

•	the name, mailing address and telephone number of the security holder sending the communication;

•	the number and type of our securities owned by such security holder; and

•	if the security holder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.

Our investor relations department will forward all appropriate communications to the Board of Directors or individual members of the Board of Directors as specified in the communication. Our investor relations department may (but is not required to) review all correspondence addressed to the Board of Directors, or any individual member of the Board of Directors, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute involving the purchase of goods or services from the company or any of its operating units. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.

Annual Meeting Attendance

The policy of the Board of Directors is that all directors attend the annual meeting of stockholders, absent compelling circumstances that prevent attendance. Three directors attended the annual meeting of stockholders held in 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Executive officers, directors and greater-than-10% holders are required to furnish us with copies of all of these forms which they file.

Based solely on our review of these reports or written representations from certain reporting persons, we believe that during 2003, all filing requirements applicable to our officers, directors, greater-than-10% beneficial owners and other persons subject to Section 16(a) of the Exchange Act were met except as follows:

i.	One Form 4 for Scott S. Halsted, covering the annual grant received at the 2003 Annual Meeting was not timely filed.

ii.	One Form 4 for Alan J. Levy, Ph.D., covering the annual grant received at the 2003 Annual Meeting was not timely filed.

iii.	One Form 4 for James A. Lawrence, covering the annual grant received at the 2003 Annual Meeting was not timely filed.

iv.	One Form 4 for Russell C. Hirsch, M.D., Ph.D., covering the annual grant received at the 2003 Annual Meeting was not timely filed.

v.	One Form 4 for Richard J. Kramer, covering the annual grant received at the 2003 Annual Meeting was not timely filed.

vi.	One Form 4 for Lonnie M. Smith, covering an option granted under the 2000 Equity Incentive Plan was not timely filed.

vii.	One Form 4 for Susan K. Barnes, covering an option granted under the 2000 Equity Incentive Plan was not timely filed.

viii.	One Form 4 for Gary S. Guthart, Ph.D., covering an option granted under the 2000 Equity Incentive Plan was not timely filed.

ix.	One Form 4 for Jerome J. McNamara, covering an option granted under the 2000 Equity Incentive Plan was not timely filed.

RECOMMENDATION OF INTUITIVE SURGICAL’S BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTORS NOMINATED IN PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The information in the following table sets forth the ownership of our common stock, as of March 31, 2004, by (i) each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of our common stock; (ii) each named executive officer (as listed on page 11); (iii) each of our directors; and (iv) all of our directors and executive officers, as a group. As of March 31, 2004, we had 33,502,943 shares of common stock outstanding.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(1)	Percentage Ownership(1)
Directors and Corporate Officers
Robert W. Duggan(2)	1,224,734	3.7
Lonnie M. Smith(3)	616,403	1.8
Susan K. Barnes(4)	200,161	*
Gary S. Guthart, Ph.D.(5)	108,454	*
Jerome J. McNamara(6)	75,048	*
Scott S. Halsted(7)	54,804	*
Alan J. Levy, Ph.D.(8)	22,309	*
Richard J. Kramer(9)	16,584	*
Eric H. Halvorson(10)	12,054	*
Eric C. Miller(11)	9,792	*
William C. Meyers, M.D.(12)	2,484	*
William J. Mercer(13)	556	*
All executive officers and directors as a group (12 persons)	2,343,383	7%

*	Represents less than 1% of the issued and outstanding shares.
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are currently exercisable, or will become exercisable within 60 days of March 31, 2004, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, to our knowledge the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address for each person is our address at 950 Kifer Road, Sunnyvale, California 94086.
(2)	Includes 57,404 shares issuable pursuant to options exercisable within 60 days of March 31, 2004, 63,016 shares issuable pursuant to warrants exercisable within 60 days of March 31, 2004 and 28,430 shares managed for individual investors.
(3)	Includes 116,403 shares issuable pursuant to options exercisable within 60 days of March 31, 2004.
(4)	Includes 97,596 shares issuable pursuant to options exercisable within 60 days of March 31, 2004.
(5)	Includes 96,806 shares issuable pursuant to options exercisable within 60 days of March 31, 2004.
(6)	Includes 75,048 shares issuable pursuant to options exercisable within 60 days of March 31, 2004.
(7)	Includes 27,350 shares held by Morgan Stanley Venture Partners III, L.P., 2,627 shares held by Morgan Stanley Venture Investors III, L.P., and 19,584 shares issuable pursuant to options exercisable within 60 days of March 31, 2004.
(8)	Includes 21,875 shares issuable pursuant to options exercisable within 60 days of March 31, 2004.
(9)	Includes 16,584 shares issuable pursuant to options exercisable within 60 days of March 31, 2004.
(10)	Includes 9,483 shares issuable pursuant to options exercisable within 60 days of March 31, 2004.
(11)	Includes 9,375 shares issuable pursuant to options exercisable within 60 days of March 31, 2004.
(12)	Includes 2,484 shares issuable pursuant to options exercisable within 60 days of March 31, 2004.
(13)	Includes 556 shares issuable pursuant to options exercisable within 60 days of March 31, 2004.

Equity Compensation Plans

The following table contains information as of December 31, 2003 for two categories of equity compensation plans. All of the equity compensation plans of the company have been approved by security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,387,685	$15.27	3,858,294
Equity compensation plans not approved by security holders	—	—	—

Total	4,387,685	$15.27	3,858,294

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is information regarding each of our executive officers as of March 31, 2004.

Name	Age	Position
Lonnie M. Smith	59	President, Chief Executive Officer and Chairman of the Board of Directors

Susan K. Barnes	50	Senior Vice President, Chief Financial Officer and Assistant Secretary

Eric C. Miller	45	Senior Vice President, Marketing

Jerome J. McNamara	46	Senior Vice President, Worldwide Sales

Gary S. Guthart, Ph.D.	38	Senior Vice President, Product Operations

The principal occupations and positions for at least the past five years of the executive officers named above are as follows:

Lonnie M. Smith See biographical information under the heading “Class III Directors Continuing in Office until the 2006 Annual Meeting of Stockholders” above.

Susan K. Barnes, Senior Vice President, has been our Chief Financial Officer and Assistant Secretary since May 1997. From January 1995 to September 1996, Ms. Barnes founded and served as Managing Director of the Private Equity Group of Jefferies and Company, Inc., an investment bank. From January 1994 to January 1995, she founded and served as Managing General Partner of Westwind Capital Partners, a private equity fund. From June 1991 to January 1994, Ms. Barnes served as Chief Financial Officer and Managing Director of BLUM Capital Partners, L.P., formerly Richard C. Blum & Associates, Inc., a merchant banking firm. From September 1985 to June 1991, she served as Vice President and Chief Financial Officer of NeXT Computer, Inc., a computer company. Prior to forming NeXT with Steve Jobs, Ms. Barnes was Controller of the Macintosh Division at Apple Computer. Ms. Barnes holds a B.A. from Bryn Mawr College and an M.B.A. from the Wharton School, University of Pennsylvania.

Eric C. Miller, Senior Vice President, Marketing, joined our company in August 2003. Prior to joining our company, Mr. Miller served as the President and Chief Executive Officer of Optimize, Inc. Mr. Miller also worked at United States Surgical Corporation for 11 years where he held senior positions in both sales and marketing. Mr. Miller holds an M.S. in Applied Physiology and a B.S. in Health Sciences from Ohio State University.

Jerome J. McNamara, Senior Vice President, Worldwide Sales, joined our company in April 1999 from Valley Lab where he was Vice President of Marketing. Prior to this, Mr. McNamara worked at United States Surgical Corporation for nearly 17 years where he held positions in senior sales management, marketing, and national accounts. Mr. McNamara graduated from the University of Pennsylvania with a B.A. degree in Biology.

Gary S. Guthart, Ph.D., Senior Vice President, Product Operations, joined our company in April 1996 and became Vice President, Engineering in November 1999. Previously, Dr. Guthart was part of the core team developing foundation technology for computer enhanced-surgery at SRI International (formally Stanford Research Institute). While at SRI, he also developed technologies for vibration and acoustic control of large-scale systems. Upon receiving his doctorate degree from the California Institute of Technology, he was honored with the Richard Bruce Chapman Memorial Award. In addition, Dr. Guthart holds a B.S. in Engineering from the University of California, Berkeley, and an M.S. and Ph.D. in Engineering Science from the California Institute of Technology.

EXECUTIVE COMPENSATION

The following table sets forth summary information concerning the compensation paid to our chief executive officer and other executive officers, which we collectively refer to as our “named executive officers,” for services to the Company in all capacities.

				Long-term Compensation Awards
		Annual Compensation		Securities Underlying Options
Name and Principal Position	Year	Salary	Bonus
Lonnie M. Smith	2003	$358,000	$80,000	60,000
President, Chief Executive Officer and	2002	354,000	22,500	62,500
Chairman of the Board	2001	350,000	—	75,000

Susan K. Barnes	2003	$225,000	$45,000	50,000
Senior Vice President, Chief Financial Officer and	2002	225,833	15,000	50,000
Assistant Secretary	2001	220,000	37,989	50,000

Eric C. Miller(1)	2003	$87,135	$17,498	50,000
Senior Vice President, Marketing	2002	—	—	—
	2001	—	—	—

Jerome J. McNamara	2003	$215,000	$178,125	37,500
Senior Vice President, Worldwide Sales	2002	239,750	136,000	37,500
	2001	190,000	96,661	30,000

Gary S. Guthart, Ph.D.	2003	$230,000	$50,000	37,500
Senior Vice President, Product Operations	2002	225,417	15,000	37,500
	2001	190,000	36,278	37,500

(1)	Mr. Miller joined the company in August 2003.

Employment Agreements

In February 1997, we entered into an agreement with Lonnie M. Smith, our President and Chief Executive Officer, providing that, in the case of involuntary termination other than for cause, his salary and benefits will continue to be paid for a period of one year from the date of termination. Cause as defined in the agreement includes conviction for any felony, participation in a fraud or act of dishonesty against us, willful breach of our policies, or a material breach by Mr. Smith of his employment agreement or of his proprietary information and inventions agreement.

Option Grants in 2003

The following table sets forth each grant of stock options during 2003, to each of our named executive officers.

The exercise price of each option was equal to the fair value of our common stock as determined by the Board of Directors on the date of grant. The exercise price may be paid in cash or in shares of our common stock valued at fair value on the exercise date.

The potential realizable value is calculated based on the ten-year term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of our stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by:

•	Multiplying the number of shares of common stock subject to a given option by the fair market value at the date of grant;

•	Assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table until the expiration of the options; and

•	Subtracting from that result the aggregate option exercise price.

The shares listed in the following table under “Number of Securities Underlying Options Granted” are subject to vesting. Upon completion of six months of service from the vesting start date, 12.5% of the option shares vest and the balance vests in a series of equal monthly installments over the next 42 months of service. The option has a ten-year term, subject to earlier termination if the optionee’s service with us ceases.

Percentages shown under “Percentage of Total Options Granted to Employees in Fiscal Year 2003” are based on an aggregate of 1,057,290 options granted to our employees under our stock option plans during 2003.

	Individual Grants
	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in in Fiscal Year 2003	Exercise Price Per Share	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name					5% ($)	10% ($)
Lonnie M. Smith	60,000	5.7%	$11.74	02/06/2013	$442,993	$1,122,632
Susan K. Barnes	50,000	4.7%	11.74	02/06/2013	369,161	935,527
Eric C. Miller	50,000	4.7%	15.10	08/25/2013	474,815	1,203,276
Jerome J. McNamara	37,500	3.5%	11.74	02/06/2013	276,871	701,645
Gary S. Guthart, Ph.D.	37,500	3.5%	11.74	02/06/2013	276,871	701,645

Year-End Option Values

The following table sets forth the number and value of securities underlying unexercised options that are held by each of the individuals listed in the summary compensation table as of December 31, 2003.

Amounts shown under the column “Value of Unexercised In-The-Money Options at December 31, 2003” are based on the closing market price of $17.09 on that date, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price payable for these shares. Our stock option plans allow for the early exercise of options granted to employees. All options exercised early are subject to repurchase by us at the original exercise price, upon the optionee’s cessation of service prior to the vesting of the shares.

	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Lonnie M. Smith	67,186	67,814	$208,512	$306,738
Susan K. Barnes	59,058	53,599	304,065	256,739
Eric C. Miller	—	50,000	—	99,500
Jerome J. McNamara	47,185	37,969	292,512	181,613
Gary S. Guthart, Ph.D.	67,903	40,158	505,796	188,609

Compensation Committee Interlocks and Insider Participation

During 2003, the compensation committee consisted of Russell C. Hirsch, M.D., Ph.D. (who resigned in December 2003), Scott S. Halsted and Alan J. Levy, Ph.D., none of whom is a present or former officer or employee of our company. In addition, during 2003, none of our officers had an “interlock” relationship, as that term is defined by the SEC, to report.

COMPENSATION COMMITTEE REPORT

During 2003, Messrs. Halsted, Levy and Hirsch served on the Compensation Committee. The Compensation Committee currently consists of Messrs. Halsted and Levy, two non-employee directors, who administer our executive compensation programs and policies. The Compensation Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of our company, as well as the specific compensation levels for executive officers. The Compensation Committee also has the authority and power to grant stock options under our 2000 Equity Incentive Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

The following is the Compensation Committee’s report submitted to the Board of Directors addressing the compensation of our executive officers for 2003.

Compensation Policy and Philosophy

Our executive compensation policy is designed to:

•	attract and retain qualified executives who will contribute to our long-term success;

•	reward executives for achieving our goals, and

•	link executive compensation and stockholder interests through equity-based plans.

We believe that in order to attract and retain qualified executives, our compensation policies must be competitive with comparable companies in similar industries. The compensation mix reflects a balance of cash payments, consisting of base salary, cash bonus payments, and long-term stock-based incentives in the form of stock options. The emphasis in incentive compensation is placed on stock options that more closely align the financial interests of our employees with our stockholders.

Executive Compensation Components

As discussed below, our executive compensation package is primarily comprised of three components: base salary, annual incentive bonuses and stock options.

Base Salary. The Compensation Committee establishes base salaries for executive officers based on its review of the base salaries of executive officers in comparable companies and in similar industries. Base salaries for executives are reviewed annually and adjusted based on industry compensation surveys and individual experience and performance in achieving our objectives.

Annual Incentive Bonuses. Our cash incentive plan provides a cash incentive opportunity for all non-commissioned employees including executive officers. Achievement of specific company metrics determine overall plan payment levels, then individual performance levels are considered to determine individual incentive payments. Bonuses were paid to employees and certain executives in 2003 for performance achieved during 2002.

Long Term Incentive Compensation. Our equity incentive plans provide for long-term incentive compensation for our employees including executive officers. A significant portion of the total compensation package for our executive officers is in the form of stock option awards. These awards give employees an equity interest in our company, thereby aligning the interests of executive officers and stockholders and providing incentive to maximize stockholder value. Stock option positions for all employees including executives were reviewed in 2003 and adjusted based on industry surveys, number of options previously granted, as well as contributions to our success.

Compensation of Chief Executive Officer

The compensation for our Chief Executive Officer, Lonnie Smith, for 2003 was comprised of base salary, annual incentive bonus, and long-term incentive compensation in the form of stock options. The Compensation Committee regularly reviews the performance and compensation of Mr. Smith following the criteria discussed above. The Compensation Committee awarded stock options and a cash bonus to Mr. Smith in February 2003.

Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code limits our tax deduction to $1 million for compensation paid to certain executive officers named in this proxy statement unless the compensation is performance-based. Since the cash compensation paid by our company to each of its executive officers is expected to be well below $1 million and the Compensation Committee believes that options granted would meet the requirements for qualifying as performance-based, the Compensation Committee believes that these limitations did not impact the company in 2003. It is the Compensation Committee’s intention to qualify, to the extent reasonable, the executive officers’ compensation for deductibility under applicable tax law.

COMPENSATION COMMITTEE

Scott S. Halsted, Chairman

Alan J. Levy, Ph.D.

The foregoing Compensation Committee report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts, except to the extent we incorporate by reference into such filings.

AUDIT COMMITTEE REPORT

During 2003, Messrs. Halsted, Kramer, Halvorson, Lawrence and Bennett Nussbaum served on the Audit Committee. The Audit Committee currently consists of Messrs. Halsted, Kramer and Halvorson, with Mr. Kramer serving as chairman of the committee and the Audit Committee financial expert. Our Audit Committee is composed of “independent” directors, as determined in accordance with Rule 4200(a)(15) of the Nasdaq Stock Market’s regulations. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which is attached as Annex A to this proxy statement.

Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The following is the Audit Committee’s report submitted to the Board of Directors for 2003.

The Audit Committee has:

•	reviewed and discussed our audited financial statements with management and Ernst & Young LLP, the independent accountants;

•	discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

•	received from Ernst & Young LLP the written disclosures and the letter regarding their independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors’ independence with them.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Richard J. Kramer, Chairman

Scott S. Halsted

Eric H. Halvorson

The foregoing audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

STOCK PERFORMANCE GRAPH

The following graph compares our cumulative total stockholder return on the common stock (no dividends have been paid thereon) with the cumulative total return of (1) the Nasdaq Composite Index and (2) the S&P Healthcare Index, over the indicated periods extending through the end of 2003.

The historical stock market performance of the common stock shown below is not necessarily indicative of future stock performance.

	6/12/00	12/00	12/01	12/02	12/03
Intuitive Surgical, Inc.	100	94	111	68	95
NASDAQ Composite	100	66	52	35	53
S&P Healthcare Index	100	122	106	85	96

The stock performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under these acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2003, we believe that there has not been any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our common stock, or members of any such person’s immediate family, had or will have a direct or indirect material interest, other than compensation described in “Executive Compensation.” We intend that any such future transactions will be approved by the audit committee of the board of directors and will be on terms no less favorable to our company than could be obtained from unaffiliated third parties.

OTHER INFORMATION

Other Matters at the Annual Meeting

We do not know of any matters to be presented at the annual meeting other than those mentioned in this proxy statement. If any other matters are properly brought before the annual meeting, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Principal Accountant Fees and Services

Our auditors for the year ended December 31, 2003 were Ernst & Young LLP. A representative of Ernst & Young LLP will be present at the annual meeting, will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions.

Audit Fees. The aggregate fees billed for professional services rendered for the audit of our annual financial statements for the years ending December 31, 2003 and December 31, 2002, and the reviews of the financial statements included in our Forms 10-Q, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, for those years were approximately $1,341,000 and $327,000, respectively.

Audit-Related Fees. The aggregate fees billed in each of the years ending December 31, 2003 and December 31, 2002 for due diligence in connection with acquisitions, accounting consultations, and benefit plan audits were approximately $49,000 and $53,000, respectively.

Tax Fees. The aggregate fees billed in each of the years ending December 31, 2003 and December 31, 2002 for tax compliance, tax advice, and tax planning were approximately $50,000 and $34,000, respectively.

All Other Fees. There were no fees billed for services rendered by our principal accountants other than those described above for the years ending December 31, 2003 and December 31, 2002.

Pre-Approval Policies and Procedures

All audit services, audit-related services, tax services and other services were pre-approved by our audit committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The audit committee’s pre-approval policy provides for the pre-approval of audit, audit-related, tax, and other services specifically described by the committee on an annual basis, and unless a type of service is pre-approved under the policy, it will require separate pre-approval by the committee if it is to be provided by the independent auditor. The policy authorizes the committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Stockholder Proposals for 2005 Annual Meeting

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the stockholders at the annual meeting in 2005. Your proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at Intuitive Surgical, Inc., 950 Kifer Road, Sunnyvale, California 94086 and must be received no later than December 9, 2004. Your notice must include:

•	your name and address and the text of the proposal to be introduced;

•	the number of shares of stock you hold of record, beneficially own and represent by proxy as of the date of your notice; and

•	a representation that you intend to appear in person or by proxy at the meeting to introduce the proposal specified in your notice.

The chairperson of the meeting may refuse to acknowledge the introduction of your proposal if it is not made in compliance with the foregoing procedures or the applicable provisions of our Bylaws. Our Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting.

ANNEX A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of Intuitive Surgical, Inc. (the “Company”) on July 21, 2003.

I.	Purpose

The purpose of the Audit Committee (the “Committee”) is to assist the Board with its oversight responsibilities regarding: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; and (iv) the performance of the persons performing internal audit duties for the Company and the independent auditor. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the persons performing internal audit duties for the Company, including contracted non-employee or audit or accounting firms engaged to provide internal audit services and the Company’s independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.	Membership

The Committee shall consist of at least three members of the Board. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. At least one member of the Committee shall be an “audit committee financial expert” within the definition adopted by the SEC. In addition, each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III.	Meetings and procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the persons performing internal audit duties for the Company and with the independent auditor.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management, representatives of the independent auditor, the persons performing internal audit duties for the Company, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.	Powers and responsibilities

INTERACTION WITH THE INDEPENDENT AUDITOR

1.	Appointment and Oversight. The Committee shall be directly responsible and have sole authority for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

2.

Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement for such services. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to the pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

3.	Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to the Company. In conducting its review:

(i)	The Committee shall discuss with the independent auditor (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm.

(ii)	The Committee shall ensure that the independent auditor prepares and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

ANNUAL FINANCIAL STATEMENTS AND ANNUAL AUDIT

4.	Meetings with Management, the Independent Auditor and Persons Performing Internal Audit Duties for the Company.

(i)	The Committee shall meet with management, the independent auditor and persons performing internal audit duties for the Company in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii)	The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses which management deems to be significant that are prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii)	The Committee shall review and discuss the annual audited financial statements with management and the independent auditor. The Committee shall also review and discuss the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” with management.

5.	Separate Meetings with the Independent Auditor.

(i)	The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the independent auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall inquire of the independent auditor whether it has become aware or any illegal acts or possible illegal acts that would be required to be reported under Section 10A(b) of the Exchange Act.

(ii)	The Committee shall discuss with the independent auditor: (A) critical accounting policies and practices to be used; (B) alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) material written communications between the independent auditor and management of the Company, which may include a management letter, reports on observations and recommendations on internal controls, independent auditor’s independence letter, and a schedule of unadjusted audit differences, if any.

(iii)	The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

6.	Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the independent auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

QUARTERLY FINANCIAL STATEMENTS

7.	Meetings with Management, the Independent Auditor and Persons Performing Internal Audit Duties for the Company. The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

INTERNAL AUDIT DUTIES

8.	Appointment. The Committee shall review the appointment and replacement of persons performing internal audit duties for the Company.

9.	Separate Meetings with Persons Performing Internal Audit Duties for the Company. The Committee shall meet periodically with persons performing internal audit duties for the Company to discuss the responsibilities, budget and staffing of the Company’s internal audit activities and any issues that these persons believe warrant audit committee attention. The Committee shall discuss with these persons any significant reports to management prepared by them and any responses from management.

OTHER POWERS AND RESPONSIBILITIES

10.	The Committee shall discuss with management the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

11.	The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

12.	The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

13.	The Committee shall request assurances from management and persons performing internal audit duties for the Company that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

14.	The Committee shall discuss with management the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

15.	The Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

16.	The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

17.	The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

18.	The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of persons performing internal audit duties for the Company or any other matter the Committee determines is necessary or advisable to report to the Board.

19.	The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee’s compliance with this Charter.

20.	The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

V.	Minutes and Reports

Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chair of the Committee shall report to the Board from time to time, or whenever so requested by the Board.

ANNEX B

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

This Governance and Nominating Committee Charter was adopted by the Board of Directors (the “Board”) of Intuitive Surgical, Inc. (the “Company”) on August 15, 2003.

1.	Independence.

a.	The Committee shall be composed solely of independent directors.

b.	The Committee shall be responsible for monitoring the independence of the Board.

2.	Board and Board Committee Matters. The Committee shall be responsible for:

a.	identifying and recommending (to the Board and stockholders, as applicable) qualified individuals for Board membership.

b.	considering and recommending nominees to stand for election at the annual meeting of stockholders.

c.	selecting and recommending Board committee membership.

d.	retaining and terminating search firms used to identify director candidates, including approving fees and terms of retention.

e.	determining director qualification standards.

f.	determining Committee membership standards, including reviewing [on an annual basis] Committee charters.

3.	Board Functions. The Committee shall be responsible for:

a.	setting Board and Board Committee performance goals.

b.	evaluating the composition, size, structure, practices and effectiveness of the Board on an annual basis and making recommendations.

c.	recommending improvements to the functioning and effectiveness of the Board.

d.	developing and overseeing Board Governance Principles.

e.	developing and maintaining (i) orientation program for new Board members and (ii) continuing education for all Board members, including governance matters.

4.	Board Administration. The Committee shall be responsible for:

a.	overseeing and reviewing management’s processes for providing information to the Board.

b.	overseeing meeting schedules and timing, standing agenda items and meeting materials.

5.	Officer Appointments. The Committee shall be responsible for:

a.	nominating individuals to be elected as officers of the Company for submission to the Board.

b.	overseeing the appointment of corporate officers by the Chief Executive Officer.

6.	Meetings. The Committee shall meet on a regular basis, no less than [2] times in a calendar year.

7.	Company Subsidiaries. The Committee shall be responsible for overseeing and approving the membership and composition of the boards of directors of the Company’s direct and indirect subsidiaries. The Committee shall also review proposed officer appointments for the Company’s direct and indirect subsidiaries.

B-1

8.	Compensation and Related Matters. The committee shall be responsible for:

a.	evaluating director compensation.

b.	reviewing D&O insurance matters.

c.	reviewing Board indemnification matters.

9.	General. The Committee shall perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing.

B-2

PROXY	INTUITIVE SURGICAL, INC.	PROXY

Proxy solicited by the Board of Directors

for the Annual Meeting of Stockholders—May 21, 2004

The undersigned, revoking all prior proxies, hereby appoints Lonnie M. Smith and Susan K. Barnes, or each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock of Intuitive Surgical, Inc. which the undersigned is entitled to vote at the Annual Meeting of stockholders to be held in Sunnyvale, California on May 21, 2004 at 2:00 p.m., or at any adjournment or postponement thereof, upon such business as may properly come before the meeting or at any adjournment or postponement thereof including without limiting such general authorization, the proposals described on this card and in the accompanying proxy statement. Unless otherwise specified below, this proxy will be voted FOR the election of directors.

Common Stock

Important: Please mark boxes to give voting instructions

1. Election of Class I Directors — Nominees: Alan J. Levy, Ph.D. and Eric H. Halvorson	For All ☐	Withheld All ☐	For All Except ☐	Nominee Exceptions:

(Continued and to be signed on reverse side)

The undersigned agrees that said proxies may vote in accordance with their discretion with respect to any other matters which may properly come before this meeting. Should any nominee for director become unavailable, discretionary authority is conferred to vote for a substitute. The undersigned instructs such proxies to vote as directed on this proxy.

This Proxy should be dated, signed by the shareholder exactly as printed at the left and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

Dated: , 2004

(Signature)

(Signature if held jointly)

☐ I plan to attend the meeting